Is this Business, or Personal…?

"Yes"

IFAN Financial

Payments 360

Dominating the Full Spectrum of Online Payments Processing

The Payments Landscape Appears Challenging

- The payments industry is heavily regulated.
- B2B and B2C processes are equally complicated.
- Marketing to the two targets is complex.
- There seems to be 1000 moving parts.

IFAN Financial

But in the Right Hands, Appearances Can Be Deceiving

- We have captured, and tamed the art of mobile payments applications.
- We can monetize electronic transactions, turning them into usable cash.
- We have identified access to both the target Business and Consumer markets – driving the cost of account acquisition into a downward spiral.
- We can dominate in both markets, offering payment processing and funds transmittal processing at the lowest rates in the industry while maintaining the profit margins for which we aim..

IFAN Financial

Introducing the Commercial IFAN Mobile App


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- Native, Web or Hybrid delivery platform for mobile apps.
- Debit/Credit from Bank Accounts.
- Merchant Processing through IFAN Gateways.
- Prepaid Card integration.
- Identification Image capturing.
- P2P transfers via text or email.
- Geo-tracking/mapping
- Language Translation (with translated content, language will be displayed based language selected in phone)

IFAN Financial

Which Becomes Particularly Unique When Paired With…


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POWER
by IFAN Financial
5194 1234 5678 9010
5194
VALID THRU 00/00
CARDHOLDER NAME
YOUR NEW CARD
MasterCard

- The POWER – BY IFAN MasterCard Prepaid Card is one of the first of its class to Direct-Connect / Market Commercially with a mobile app.
- The Power Card allows for instant monetization of mobile funds by allowing purchases or cash acquisition at ATMs, throughout the world.

PAYx – IFAN's Consumer Toolbox


AT&T
1:17 AM
payx
Cell number, e-mail or username
Password
FORGOT YOUR PASSWORD?
Login
NOT REGISTERED? CREATE AN ACCOUNT
IFAN
Financial

- Debit/Credit from Bank Accounts.
- Merchant Processing through IFAN Gateways.
- Prepaid Card integration.
- P2P transfers via text or email.
- Customized Rewards Database
- QR Code/Bar Code creation
- QR Code/Bar Code scanning
- Game integration
- In App Messaging
- Image Capture
- Polling

IFAN Financial

PAYx – Top of Class with Prepaid MasterCard Program


AT&T
1:17 AM
payx
Cell number, e-mail or username
Password
FORGOT YOUR PASSWORD?
Login
NOT REGISTERED? CREATE AN ACCOUNT
IFAN
Financial


payx
5194 1234 5678 9010
5194
Debit
VALID THRU 00/00
CARDHOLDER NAME
YOUR NEW CARD
MasterCard

- Among the first to monetize mobile application funds by direct connecting to a mobile app.
- Turn electronic funds into immediate purchases from merchants around the world.
- Automatic access to electronic funds through ATM machines throughout the world.

IFAN
Financial

IFAN PAYMENT SYSTEM

Merchant and Consumer Payments Processing


Issuer
Cardholder's account
payo
Card
payo
Consumer
IFAN Payment Network
IFAN Financial
The Payment System
Acquirer
Merchant's account
IFAN
Merchant
Terminal

IFAN Program Security

System Integrity and Compliance

The Card Collaborative International

TCCI has emerged as one of the payments industry's most innovative and aggressive creators of payments processing systems. Their emphasis as an organization is to provide World-Class, State-of-the-Art compliance and settlement services. Serving as the "hub" of Best of Class financial and processing partners, their systems and business methodologies will be creating new paths to profits for years to come.

- Connectivity to Issuing Banks and Processors
- Complete BSA/AML Compliance Management
- Comprehensive Durbin Compliance
- Third Party / Vendor Risk Management
- Customer Service
- Fraud Monitoring
- Product Security and Supply Chain
- Creator of Federal Reserve participating International Remittance Program – Unique to TCCI partners.

IFAN Financial

IFAN Program Technology

Technical Creativity and Stability

If there is ground that needs to be broken or opportunities that emerge in the payments industry, Vanilla Digital is usually at the forefront of creating solutions. With years of Telecom, Payments and Prepaid industries under its belt – Vanilla Digital has amassed the talent and experience to be the cutting-edge solutions provider in the payments space. Leading the Mobile application industry and creating the interface between mobile, plastic and merchant acquire has become the mainstay of Vanilla Digital.

- Creative Business Solutions Creation and Customization
- Interactive Database and Multi-platform integration capabilities
- Triple Redundancy, PCI III compliant systems
- Comprehensive knowledge and decades of experience in high-level payment processing and transaction settlement
- Groundbreaking technology advancements in Mobile and Prepaid applications creation.

Overview

The Products


IFAN
The Payment
System


POWER

When a company begins bringing products to the market at the apex of both commercial and consumer need, because it anticipated that need, it has reached a pinnacle of efficiency and subsequent profit. With the base of clients in its portfolio, and the collection of payments tools it has amassed, IFAN's timing on its overwhelming imposition into the payments marketplace will serve to establish IFAN among the Premier payments services providers in the industry.

The Partners

You can certainly judge a corporation by the quality of it's of the company it keeps. IFAN hopes you do. With our core partners, Vanilla Digital and TCCI, we are aligned and in service with a collection of the highest caliber payment services providers in existence today.

IFAN
Financial